SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2011
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12154 (Commission File Number)	73-1309529 (IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     Waste Management, Inc. (the “Company”) issued a press release this morning announcing its financial results for the quarter ended September 30, 2011, a copy of which is attached hereto as Exhibit 99.1. The Company is holding a conference call to discuss these results beginning at 9:00 a.m. Central Time this morning. The call will be webcast live and may be heard by accessing the Company’s website at www.wm.com. The call may also be heard by dialing (877) 710-6139 and entering access code 96225430.
     On the call, management of the Company is expected to discuss certain non-GAAP financial measures that are included in the Company’s press release. The Company has provided information regarding its use of such non-GAAP measures and reconciliations of such measures to their most comparable GAAP measures in the footnote and schedules to the press release.
     In addition to the non-GAAP measures presented in the press release, management is also expected to discuss adjusted operating revenues, adjusted operating expenses as a percent of revenues and adjusted interest expense. Management believes these non-GAAP measures provide investors with information to better enable them to evaluate the Company’s performance by excluding items that management believes are not indicative of our results of operations.
     The reconciliation of these additional non-GAAP measures to the most directly comparable GAAP measures are shown below.
Reconciliation of Certain Non-GAAP Measures
(Dollars In Millions)
(Unaudited)

	Quarters Ended
	September 30,
	2011	2010
Adjusted Operating Revenues and
Adjusted Operating Expense as a Percent of Revenues
As reported:
Operating revenues	$3,522	$3,235
Operating expenses	$2,261	$2,006
Operating expenses as a percent of revenues	64.2%	62.0%

Adjustments:
Operating revenues — Oakleaf acquisition	$(106)	$—
Operating expenses — Oakleaf acquisition and related integration activities	$(94)	$—
Operating expenses — Closed site adjustments and changes in risk-free interest rate	$(8)	$(19)

As adjusted:
Operating revenues (a)	$3,416	$3,235
Operating expenses	$2,159	$1,987
Adjusted operating expenses as a percent of revenues	63.2%	61.4%

	Quarters Ended
	September 30,
	2011	2010
Adjusted Interest Expense
Interest Expense, as reported	$118	$126
Adjustments to Interest Expense
Oakleaf acquisition	(1)	—

Adjusted Interest Expense (b)	$117	$126

(a)	Increase of $181 million, or 5.6%, in operating revenues, as adjusted.

(b)	Decrease of $9 million in interest expenses, as adjusted.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1:       Press Release dated October 27, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: October 27, 2011	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated October 27, 2011

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